Exhibit 10.48

PROMISSORY NOTE

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing ‘ I I - has been omitted due to text length limitations.

Borrower:	ADA-ES, INC.	tender:	COLORADO BUSINESS BANK
	8100 SOUTHPARK WY UNIT 82		NORTHEAST
	LITTLETON, CO 80120		4695 QUEBEC ST.
DENVER, CO 80216

Principal Amount: 84,000,000.00	Date of Note: August 15, 2008

PROMISE TO PAY. ADA-ES, INC. 1”Borrower’) promises to pay to COLORADO BUSINESS BANK (‘Lender”), or order, in lawful money of the United States of America, on demand, the principal amount of Four Million & 001100 Dollars ($4,000,000.00) or so much as may be outstanding, together with Interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in full immediately upon Lender’s demand. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid Interest; then to principal; and then to any unpaid collection costs. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note Is subject to change from time to time based on changes In an index which is the WALL STREET JOURNAL PRIME RATE (the ‘Index’). Lender will tell Borrower the current Index rate upon Borrower’s request. The interest rate change will not occur more often than each DAY. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 5.000% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be calculated as described in the ‘INTEREST CALCULATION METHOD” paragraph using a rate equal to the Index, resulting in an initial rate of 5.000% per annum based on a year of 360 days. NOTICE: Under no circumstances will the Interest rate on this Note be more than the maximum rate allowed by applicable law.

INTEREST CALCULATION METHOD. Interest on this Note is computed on a 365/360 basis: that is. by applying the ratio of the Interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance 1s outstanding. AR interest payable under this Note Is computed using this method.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the interest rate on this Note shall be increased by adding a 5.000 percentage point margin (“Default Rate Margin’). The Default Rate Margin shall also apply to each succeeding interest rate change that would have applied had there been no default. However, in no event will the interest rate exceed the maximum Interest rate limitations under applicable law.

LENDER’S RIGHTS. Upon Lender’s demand, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS’ FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note If Borrower does not pay. Borrower will pay Lender the reasonable costs of such collection. This includes, subject to any limits under applicable law, Lender’s attorneys’ fees and Lender’s legal expenses, whether or not there is a lawsuit, including without limitation attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or Injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action. proceeding, or counterclaim brought by either Lander or Borrower against the other.

GOVERNING LAW. This Note will be governed by federal law applicable to Lander and, to the extent not preempted by federal law, the laws of the State of Colorado without regard to Its conflicts of law provisions. This Note has been accepted by Lender in the State of Colorado.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $25.00 If Borrower makes a payment on Borrower’s loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF, To the extant permitted by applicable law, Lender reserves a right of setoff in all Borrower’s accounts with Lender (whether checking, savings, or some other account). This Includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open In the future. However, this does not Include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge OF setoff all sums owing on the indebtedness against any and all such accounts,

LINE OF CREDIT. This Note evidences a straight line of credit. Once the total amount of principal has been advanced, Borrower Is not entitled to further loan advances. Advances under this Note, as well as directions for payment from Borrower’s accounts, may be requested orally or In writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed In writing. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower’s accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender’s internal records, including daily computer print-outs.

ADDITIONAL PROVISION. THIS PROMISSORY NOTE IS MADE IN CONJUNCTION WITH LETTER OF CREDIT NO.

1436, OR AS MAY BE

AMENDED, EXTENDED OR RENEWED.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower’s heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Please notify us If we report any Inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific ineccurecy(ies) should be sent to us at the following address: COLORADO BUSINESS BANK ATTN: LOAN OPERATIONS 821 17TH STREET DENVER, CO 80202.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender’s security Interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

Loan No: 582956	PROMISSORY NOTE (Continued)

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

ADA-ES, INC.

By:	/s/ Mark H. McKinnies
MARK H. McKINNIES, Chief Financial Officer of ADA-ES, INC.

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	call i con	Account	Officer	Initials
$6,600.000.00	08-22-2008		582956			106

Any item above containing “•’ •” has been omitted due to text length limitations.

Borrower:	ADA-ES, INC.	Lender:	COLORADO BUSINESS BANK
	8100 SOUTHPARK WY., UNIT B2		NORTHEAST
	LITTLETON, CO 80120		4695 QUEBEC ST.
DENVER, CO 80216

Principal Amount: $6,600,000.00	Date of Agreement: August 22, 2008

$4,000,000.00 WITH AN ORIGINAL MATURITY DATE OF PURE DEMAND AND INCLUDING ANY AND ALL SUBSEQUENT EXTENSIONS OR MODIFICATIONS THEREFROM.

DESCRIPTION OF CHANGE IN TERMS. THE MATURITY DATE WILL REMAIN PURE DEMAND. THE PURPOSE OF THIS CHANGE IN TERMS IS TO HEREBY INCREASE THE PRINCIPAL AMOUNT FROM $4,000,000.00 TO $6,600,000.00. ALL OTHER TERMS AND CONDITIONS WILL REMAIN THE SAME.

PROMISE TO PAY. ADA-ES, INC. (“Borrower”) promises to pay to COLORADO BUSINESS BANK (“Lender”), or order. In lawful money of the United States of America, on demand, the principal amount of Six Million Six Hundred Thousand & 00/100 Dollars 1$6,600,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in full immediately upon Lender’s demand. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; and then to any unpaid collection costs. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this loan is subject to change from time to time based on changes in an index which is the WALL STREET JOURNAL PRIME RATE (the “Index”). Lender will tell Borrower the current Index rate upon Borrower’s request. The interest rate change will not occur more often than each DAY. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 5.000% per annum. The interest rate to be applied to the unpaid principal balance of this loan will be calculated as described in the “INTEREST CALCULATION METHOD” paragraph using a rate equal to the Index, resulting in an initial rate of 5.000% per annum based on a year of 360 days. NOTICE: Under no circumstances will the interest rate on this loan be more than the maximum rate allowed by applicable law.

INTEREST CALCULATION METHOD. Interest on this loan is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All Interest payable under this loan is computed using this method.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the interest rate on this loan shall be increased by adding a 5.000 percentage point margin (“Default Rate Margin”). The Default Rate Margin shall also apply to each succeeding interest rate change that would have applied had there been no default. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

LENDER’S RIGHTS. Upon Lender’s demand, Lender may declare the entire unpaid principal balance under this Agreement and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS’ FEES; EXPENSES. Lender may hire or pay someone else to help collect this Agreement if Borrower does not pay. Borrower will pay Lender the reasonable costs of such collection. This includes, subject to any limits under applicable law, Lender’s attorneys’ fees and Lender’s legal expenses, whether or not there is a lawsuit, including without limitation attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Colorado without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of Colorado.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower’s loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the debt against any and all such accounts.

LINE OF CREDIT. This Agreement evidences a straight line of credit. Once the total amount of principal has been advanced, Borrower is not entitled to further loan advances. Advances under this Agreement, as well as directions for payment from Borrower’s accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower’s accounts with Lender. The unpaid principal balance owing on this Agreement at any time may be evidenced by endorsements on this Agreement or by Lender’s internal records, including daily computer print-outs.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligationls), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

ADDITIONAL PROVISION. THIS CHANGE IN TERMS AGREEMENT IS MADE IN CONJUNCTION WITH LETTER OF CREDIT NO. 1436, OR AS MAY BE AMENDED, EXTENDED OR RENEWED.

SUCCESSORS AND ASSIGNS. Subject to any limitations stated in this Agreement on transfer of Borrower’s interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Borrower, Lender, without notice to Borrower, may deal with Borrower’s successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Borrower from the obligations of this Agreement or liability under the Indebtedness.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Please notify us if we report any inaccurate information about your accountlsi to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: COLORADO BUSINESS BANK ATTN: LOAN OPERATIONS 821 17TH STREET DENVER, CO 80202.

MISCELLANEOUS PROVISIONS. If any part of this Agreement cannot be enforced, this fact will not affect the rest of the Agreement. Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend

Loan No: 582956	CHANGE IN TERMS AGREEMENT (Continued)

parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Agreement are joint and several.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

ADA-ES, INC.

By:	/s/ Richard Schlager
RICHARD SCHLAGER, Vice President of ADA-ES, INC.

ASSIGNMENT OF DEPOSIT ACCOUNT

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or Item.

Any item above containing “ • •” has been omitted due to text length limitations.

Borrower:	ADA-ES, INC.	Lender:	COLORADO BUSINESS BANK
	8100 SOUTHPARK WY., UNIT B2		NORTHEAST
	LITTLETON, CO 80120		4695 QUEBEC ST.
DENVER, CO 80216

Grantor;	ADA ENVIRONMENTAL SOLUTIONS LLC
8100 SOUTHPARK WY., UNIT 82 LITTLETON, CO 80120

THIS ASSIGNMENT OF DEPOSIT ACCOUNT dated August 15, 2008, Is tried* and executed among ADA ENVIRONMENTAL SOLUTIONS LLC (“Grantor”); ADA-ES, INC. (“Borrower”); and COLORADO BUSINESS BANK (“Lender”).

ASSIGNMENT. For valuable consideration, Grantor assigns and grants to Lender a security Interest in the Collateral, including without limitation the deposit accounts described below, to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which tender may have by law.

COLLATERAL DESCRIPTION. The word ‘Collateral’ means the following described deposit account [‘Account”):

COLORADO BUSINESS BANK MONEY MARKET ACCOUNT NO. 7100701 with Lender with an approximate balance of $4,086,595.49 together with (A) all interest, whether now accrued or hereafter accruing; (B) all additional deposits hereafter made to the Account; (C) any and all proceeds from the Account; and (D) all renewals, replacements and substitutions for any of the foregoing.

In addition, the word “Collateral’ includes all of Grantor’s property (however owned if owned by more that one person or entity), In Lender’s possession (or in the possession of a third party subject to Lander’s control), whether existing now or later and whether tangible or intangible In character, including without limitation each and all of the following:

(A) All property to which Lender acquires title or documents of title.

ID) AB property assigned to Lender.

IC) All promissory notes, bills of exchange, stock certificates, bonds, savings passbooks, time certlficates of deposit, Insurance policies, and all other Instruments and evidences of an obligation.

(D) All records relating to any of the property described In this Collateral section, whether in the form of writing, microfilm, microfiche, or electronic media.

BORROWER’S WAIVERS AND RESPONSIBILITIES. Except as otherwise required under this Agreement or by applicable law,

(A) Borrower agrees that Lender need not tell Borrower about any action or inaction Lender takes in connection with this Agreement; (B) Borrower assumes the responsibility for being and keeping Informed about the Collateral; and (C) Borrower waives any defenses that may arise because of any action or inaction of Lender, Including without limitation any failure of Lender to realize upon the Collateral or any delay by Lender In realizing upon the Collateral; and Borrower agrees to remain liable under the Note no matter what action Lender lakes or fails to take under this Agreement.

GRANTOR’S REPRESENTATIONS AND WARRANTIES. Grantor warrants that: (A) this Agreement is executed at Borrower’s request and not at the request of Lender; (B) Grantor has the full right, power and authority to enter into this Agreement and to pledge the Collateral to Lender; (C) Grantor has established adequate means of obtaining from Borrower on a continuing basis Information about Borrower’s financial condition; and (D) Lender has made no representation to Grantor about Borrower or Borrower’s creditworthiness.

GRANTOR’S WAIVERS. Grantor waives all requirements of presentment, protest, demand, and notice of dishonor or non-payment to Borrower or Grantor, or any other party to the Indebtedness or the Collateral. Lender may do any of the following with respect to any obligation of any Borrower, without first obtaining the consent of Grantor: (A) grant any extension of time for any payment, (B) grant any renewal, (C) permit any modification of payment terms or other terms, or ID) exchange or release any Collateral or other security. No such act or failure to act shall affect Lender’s rights against Grantor or the Collateral.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff In all Grantor’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Grantor holds jointly with someone else and all accounts Grantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts.

GRANTOR’S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and promises to Lender that:

Ownership. Grantor is the lawful owner of the Collateral free and clear of all loans, lions, encumbrances, and claims except as disclosed to and accepted by Lender in writing.

Right to Grant Security Interest. Grantor has the full right, power, and authority to enter into this Agreement and to assign the Collateral to Lender.

No Prior Assignment, Grantor has not previously granted a security interest in the Collateral to any other creditor.

No Further Transfer. Grantor shell not sell, assign, encumber, or otherwise dispose of any of Grantor’s rights in the Collateral except as provided in this Agreement.

No Defaults. There are no defaults relating to the Collateral, and there are no offsets or counterclaims to the same. Grantor will strictly and promptly do everything required of Grantor under the terms, conditions, promises, and agreements contained in or relating to the Collateral.

Proceeds, Any and all replacement or renewal certificates, instruments, or other benefits or proceeds related to the Collateral that are received by Grantor shall be held by Grantor in trust for Lender and Immediately shall be delivered by Grantor to Lender to be held as part of the Collateral.

Validity; Binding Effect. This Agreement is binding upon Grantor and Grantor’s successors and assigns and Is legally enforceable in accordance with Its terms.

Financing Statements. Grantor authorizes Lender to file a UCC financing statement, or alternatively, a copy of this Agreement to perfect Lender’s security interest. At Lender’s request, Grantor additionally agrees to sign all other documents that are necessary to perfect, protect, and continue Lender’s security Interest in the Property. Grantor will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by low to pay such fees and costs. Grantor irrevocably appoints Lender to execute documents necessary to transfer title if there is a default. Lender may file a copy of this Agreement as a financing statement. If Grantor changes Grantor’s name or address, or the name or address of any person granting a security Interest under this Agreement changes, Grantor will promptly notify the Lander of such change.

LENDER’S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE COLLATERAL, While this Agreement is in effect, Lender may retain the rights to possession of the Collateral, together with any and all evidence of the Collateral, such as certificates or passbooks. This Agreement win remain in effect until (a) there no longer is any Indebtedness owing to Lender; (bl all other obligations secured by this Agreement have been fulfilled; and Ic) Grantor, In writing, has requested from Lender a release of this Agreement.

LENDER’S EXPENDITURES. N any action or proceeding is commenced that would materially affect Lender’s interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor’s failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor’s behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or

Loan No: 582956	ASSIGNMENT OF DEPOSIT ACCOUNT (Continued)

paying all taxes, liens, security Interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for Insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender’s option, will IA) be payable on demand; (8) be added to the balance of the Note and be apportioned among and be payable with any Installment payments to become due during either (1) the term of any applicable Insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note’s maturity. The Agreement also will secure payment of these amounts, Such right shell be in addition to all other rights and remedies to which Lender may be entitled upon Default.

LIMITATIONS ON OBLIGATIONS OF LENDER. Lender shall use ordinary reasonable care in the physical preservation and custody of any certificate or passbook for the Collateral but shall have no other obligation to protect the Collateral or its value. In particular, but without limitation, Lender shall have no responsibility (A) for the collection or protection of any income on the Collateral; (B) for the preservation of rights against issuers of the Collateral or against third persons; (CI for ascertaining any maturities, conversions, exchanges, offers, tenders, or similar matters relating to the Collateral; nor (D) for Informing the Grantor about any of the above, whether or not Lender has or is deemed to have knowledge of such matters.

DEFAULT. Default will occur if payment In full is not made immediately when due.

RIGHTS AND REMEDIES ON DEFAULT. Upon Default, or at any time thereafter. Lender may exercise any one or more of the following rights and remedies, In addition to any rights or remedies that may be available at law, in equity, or otherwise;

Accelerate Indebtedness. Lender may declare all Indebtedness of Borrower to Lender immediately due and payable, without notice of any kind to Borrower or Grantor.

Application of Account Proceeds. Lender may take directly all funds in the Account and apply them to the Indebtedness. If the Account is subject to an early withdrawal penalty, that penalty shall be deducted from the Account before its application to the Indebtedness, whether the Account is with Lender or some other institution. Any excess funds remaining after application of the Account proceeds to the Indebtedness will be paid to Borrower or Grantor as the Interests of Borrower or Grantor may appear. Borrower agrees, to the extent permitted by law, to pay any deficiency after application of the proceeds of the Account to the Indebtedness. Lender also shall have all the rights of a secured party under the Colorado Uniform Commercial Code, even If the Account Is not otherwise subject to such Code concerning security Interests, and the parties to this Agreement agree that the provisions of the Code giving rights to a secured party shall nonetheless be a part of this Agreement.

Transfer Title. Lender may effect transfer of title upon sale of all or part of the Collateral. For this purpose, Grantor irrevocably appoints Lender as Grantor’s attorney-in-fact to execute endorsements, assignments and Instruments in the name of Grantor and each of them (if more than one) as shag be necessary or reasonable.

Other Rights and Remedies. Lender shell have and may exercise soy or all of the rights and remedies of a secured creditor under the provisions of the Colorado Uniform Commercial Code, at law, in equity, or otherwise.

Deficiency Judgment, If permitted by applicable law, Lender may obtain a judgment for any deficiency remaining In the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this section,

Election of Remedies. Except as may be prohibited by applicable law, all of Lender’s rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shell not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor’s failure to perform, shall not affect Lander’s right to declare a default and exercise its remedies.

Cumulative Remedies. All of Lender’s rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lander to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor’s failure to perform, shall not affect Lender’s right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments, This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given In writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys’ Fees; Expenses. Grantor agrees to pay upon demand all of Lender’s reasonable costs and expenses, including Lender’s attorneys’ fees and Lender’s legal expenses, Incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the reasonable costs and expenses of such enforcement. Costs and expenses Include Lender’s attorneys’ fees and legal expenses whether or not there Is a lawsuit, including attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional lees as may be directed by the court.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Governing Law. This Agreement will be governed by federal law applicable to Lander and, to the extent not preempted by federal law, the laws of the State of Colorado without regard to Its conflicts of law provisions. This Agreement has been accepted by Lender in the State of Colorado.

Joint and Several Liability. All obligations of Borrower and Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor, and all references to Borrower shall mean each and every Borrower. This means that each Borrower and Grantor signing below is responsible for all obligations in this Agreement. Where any one or more of the parties Is s corporation, partnership, limited liability company or similar entity, It Is not necessary for Lender to Inquire Into the powers of any of the officers, directors, partners, members, or other agents acting or purporting to act on the entity’s behalf, and any obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Agreement.

No Waiver by Lander. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver Is given in writing and signed by Lender, No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender’s rights or of any of Grantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent Instances where such consent is required and in all cases such consent may be granted or withhold in the sole discretion of Lender.

Notices. Any notice required to be given under this Agreement shall be given In writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change Its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Grantor agrees to keep Lander informed at all times of Grantor’s current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

Power of Attorney. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, Irrevocably, with full power of substitution to do the following: (1) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (2) to execute, sign and endorse any and all claims, Instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (3) to settle or compromise any end all claims arising under the Collateral, and In the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (4) to file any claim or claims or to take any action or institute or take pert in any proceedings, either In its own name or In the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain In full force and effect until renounced by Lender.

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Loan No: 582956	ASSIGNMENT OF DEPOSIT ACCOUNT (Continued)

Successors and Assigns. Subject to any limitations stated In this Agreement on transfer of Grantor’s Interest, this Agreement shall be binding upon and Inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor’s successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness.

Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shell be continuing in nature, and shall remain in full force and effect until such time as Borrower’s Indebtedness shall be paid in lull.

Time Is of the Essence. Time is of the essence in the performance of this Agreement,

Waive Jury. All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used In this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall Include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

Account. The word “Account” means the deposit account described in the “Collateral Description’ section.

Agreement. The word ‘Agreement” means this Assignment of Deposit Account, as this Assignment of Deposit Account may be amended or modified from time to time, together with all exhibits and schedules attached to this Assignment of Deposit Account from time to time.

Borrower. The word ‘Borrower’ means ADA-ES, INC. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Collateral. The word “Collateral’ means all of Grantor’s right, title and Interest in and to all the Collateral as described In the Collateral Description section of this Agreement.

Default. The word “Default” means the Default set forth In this Agreement in the section tided “Default”. Grantor. The word “Grantor” means ADA ENVIRONMENTAL SOLUTIONS LLC.

Indebtedness. The word “Indebtedness” means the indebtedness evidenced by the Note or Related Documents, including all principal and Interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

Lender. The word “Lender” means COLORADO BUSINESS BANK, its successors and assigns.

Note. The word ‘Note’ means the Note executed by ADA-ES, INC. In the principal amount of $4,000,000.00 dated August 15, 2008, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

Property. The word ‘Property” means all of Grantor’s right, title and interest in end to all the Property as described in the ‘Collateral Description’ section of this Agreement.

Related Documents, The words ‘Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness,

BORROWER AND GRANTOR HAVE READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS ASSIGNMENT OF DEPOSIT ACCOUNT AND AGREE TO ITS TERMS. THIS AGREEMENT IS DATED AUGUST 15, 2008.

Grantor

ADA Environmental Solutions LLC

By:	/s/ Mark H. McKinnies
MARK H. McKINNIES, Manager of ADA Environmental Solutions, LLC

Borrower

ADA-ES, Inc.

By:	/s/ Mark H. McKinnies
MARK H. McKINNIES, Chief Financial Officer of ADA-ES, INC.

Colorado Business Bank

4695 Quebec Street Denver, CO 80216 CoBizBank.com
BENEFICIARY:	BE&K CONSTRUCTION COMPANY, LLC
2000 INTERNATIONAL PARK DRIVE BIRMINGHAM, ALABAMA 35243

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER 1436

We Colorado Business Bank hereby establish in favor of BE&K CONSTRUCTION COMPANY, LLC the (“Beneficiary”) at the request of and for the account of RED RIVER ENVIRONMENTAL PRODUCTS, LLC c/o ADA ENVIRONMENTAL SOLUTIONS LLC (the “Client”) our Irrevocable Standby Letter of Credit No. 1436 (“Letter of Credit”) in the amount of (US$4,000,000 (four million dollars and no cents) (the “Stated Amount”) in reference to that certain Letter Agreement, by and between Client and Beneficiary, dated August 15, 2008 (the “Agreement’) effective immediately. This Letter of Credit shall automatically expire at the earlier of the close of business at 3:00 p.m. Mountain Time on February 28, 2009 (or such later date to which this Letter of Credit may be extended in accordance with the provisions allowing for such extension set forth below), upon which time this Letter of Credit shall be cancelled.

The Letter of Credit shall be deemed automatically extended without amendment for additional periods of one (1) year each from the present or any future expiration date, unless at least sixty (60) days prior to any such expiration date we shall notify Beneficiary, by registered mail or overnight courier at the address below, that we elect not to consider this Letter of Credit extended for any such additional one (1) year period. This Letter of Credit shall have a full and final maturity date of August 15, 2009.

Partial drawings are allowed, not to exceed in aggregate the amount of the Letter of Credit. The Stated Amount shall be immediately and permanently reduced by the amount of each drawing hereunder.

821 17th Street, Loan Operations Department 3`d Floor, Denver, CO 80202 mentioning thereon our Letter of Credit No.1436 accompanied by the following documentation:

A written notice, stating explicitly:

“The undersigned hereby certifies that (a) I am a duly authorized officer of BE&K Construction Company, LLC, the Beneficiary under this Letter of Credit, (b) the amount of the draft accompanying this certificate is due, owing and undisputed pursuant to the Letter Agreement and (c) such amount has not been paid under the terms and conditions of the Letter Agreement.”

accompanied by:

(x) a Draw Certificate executed by an authorized person in the form of Attachment A hereto (the “Draw Certificate”), appropriately completed and purportedly signed by Beneficiary’s authorized officer and

(y) a draft in the form of Attachment B hereto (the “Draft”), appropriately completed and purportedly signed by Beneficiary’s authorized officer.

All drafts drawn hereunder must be accompanied by this Letter of Credit. Drawings by facsimile are permitted. We hereby undertake to honor upon presentation drafts drawn and presented to us in compliance with the terms of this Letter of Credit, without offset. All fees associated with this credit are to Client’s account.

We hereby agree to honor a drawing hereunder made in compliance with this Letter of Credit by transferring in immediately available funds the amount specified in the draft delivered to us in connection with such drawing to such account at such bank in the United States as Beneficiary may specify in its Draw Certificate at the opening of business on the second Business Day next succeeding the date of presentation of the Draw Certificate. In clarification, we agree to honor the Draw Certificate upon receipt thereof, without regard to the truth or falsity of the assertions made therein.

If a demand for payment made by Beneficiary hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, we shall give Beneficiary prompt notice that the demand for payment was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor and that we will upon Beneficiary’s instructions hold any documents at Beneficiary’s disposal or return the same to Beneficiary. Upon being notified that the demand for payment was not affected in conformity with this Letter of Credit, Beneficiary may attempt to correct any such non- conforming demand.

EXCEPT AS EXPRESSLY STATED HEREIN, THIS UNDERTAKING IS NOT SUBJECT TO ANY AGREEMENT, REQUIREMENT OR QUALIFICATION. THE OBLIGATION OF COLORADO BUSINESS BANK UNDER THIS CREDIT IS THE INDIVIDUAL OBLIGATION OF COLORADO BUSINESS BANK AND IS IN NO WAY CONTINGENT UPON REIMBURSEMENT WITH RESPECT THERETO, OR UPON THE ABILITY OF COLORADO BUSINESS BANK TO PERFECT ANY LIEN, SECURITY INTEREST OR ANY OTHER REIMBURSEMENT.

All communications to Beneficiary in respect of this Letter of Credit shall be in writing and shall be delivered to the address below (or such other address as may from time to time be designated by Beneficiary in a written notice to us, conspicuously stating, and confirming, similar notice to Client).

BE&K Construction Company, LLC

2000 International Park Drive

Birmingham, Alabama 35243

We shall not authorize any transfer of this Letter of Credit.

This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (2007 Revision), International Chamber of Commerce, Publication No. 600 (“UCP”). As to matters not covered by the UCP, this Letter of Credit shall be governed by and construed in accordance with the law of the State of Colorado. In the event of any conflict between a provision of the UCP or such law and a provision in this Letter of Credit, such provision of this Letter of Credit shall govern.

Colorado Business Bank:

By:	/s/ Lisa Meireis
Lisa Meireis
Vice President

ATTACHMENT A

FORM OF DRAW CERTIFICATE

The undersigned hereby certifies to Colorado Business Bank (the “Issuer”), with reference to Irrevocable Letter of Credit No. 1436 (the “Letter of Credit”) issued by Issuer in favor of the undersigned (“Beneficiary”) (capitalized terms used herein and not defined herein shall have the respective meanings set forth in the Letter of Credit), as follows:

(1)	The undersigned is the of Beneficiary and is duly authorized by Beneficiary to execute and deliver this Certificate on behalf of Beneficiary.

and

(2)	Beneficiary hereby makes. demand against the Letter of Credit by Beneficiary’s presentation of the draft accompanying this Certificate, for payment of (U.S.$ ), such amount, when aggregated together with any amount not drawn down, is not in excess of 1__________________________($ )](as in effect of the date hereof).

and

(3)	Beneficiary is entitled to draw the amount set forth in paragraph 2 hereof because the conditions for a drawing pursuant to the Agreement have been met.

(4)	Issuer is hereby directed to make payment of the requested drawing to: (insert wire instructions)

Beneficiary Name and Address.

By:
Title:
Date:

ATTACHMENT B

DRAWING UNDER IRREVOCABLE LETTER OF CREDIT NO. 1436

Date:

On:         [The second Business Day immediately succeeding the date of presentation]

PAY TO:         BE&K Construction Company, LLC

U.S.

FOR VALUE RECEIVED AND CHARGE TO THE ACCOUNT OF LETTER OF CREDIT NO. 1436.

BE&K Construction Company, LLC

By:
Title:
Date: